                                                                 Exhibit (a)(16)

                               AMENDMENT NO. 15
                                    TO THE
                             DECLARATION OF TRUST
                                      OF
                              GOLDMAN SACHS TRUST


     This AMENDMENT NO. 15 dated the 1/st/ day of August, 2000 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

          WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

          WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

          WHEREAS, the Trustees desire to create new Series and designate new Classes of shares;

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

     The Trust shall consist of one or more Series. Without limiting the authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 54 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Municipal Fund, Goldman Sachs Enhanced Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid Cap Value Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Small Cap Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs European Equity Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs Strategic Growth Fund, Goldman Sachs Growth Opportunities Fund, Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund, Goldman Sachs Research Select Fund, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Aggressive Growth Strategy Portfolio, Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Conservative Strategy Portfolio, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Goldman Sachs-Financial Square Prime Obligations Fund, Goldman Sachs-Financial Square Government Fund, Goldman Sachs-Financial Square Treasury Obligations Fund, Goldman Sachs-Financial Square Money Market Fund, Goldman Sachs-Financial Square Tax-Free Money Market Fund, Goldman Sachs-Financial Square Federal Fund, and Goldman Sachs-Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:          Goldman Sachs Adjustable Rate Government Fund, Goldman
                         Sachs Global Income Fund, Goldman Sachs Government
                         Income Fund, Goldman Sachs Municipal Income Fund,
                         Goldman Sachs High Yield Fund, Goldman Sachs Short
                         Duration Government Fund, Goldman Sachs Short Duration
                         Tax-Free Fund, Goldman Sachs Core Fixed Income Fund,
                         Goldman Sachs High Yield Municipal Fund, Goldman Sachs
                         Enhanced Income Fund, Goldman Sachs Balanced Fund,
                         Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE
                         Small Cap Equity Fund, Goldman Sachs CORE International
                         Equity Fund, Goldman Sachs CORE Large Cap Growth Fund,
                         Goldman Sachs Growth and Income Fund, Goldman Sachs Mid
                         Cap Value Fund, Goldman Sachs Capital Growth Fund,
                         Goldman Sachs Small Cap Value Fund, Goldman Sachs
                         International Equity Fund, Goldman Sachs Emerging
                         Markets Equity Fund, Goldman Sachs Asia Growth Fund,
                         Goldman Sachs Real Estate Securities Fund, Goldman
                         Sachs International Small Cap Fund, Goldman Sachs
                         Japanese Equity Fund, Goldman Sachs European Equity
                         Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman
                         Sachs Strategic Growth Fund, Goldman Sachs Growth
                         Opportunities Fund, Goldman Sachs Internet Tollkeeper
                         Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs
                         CORE Tax-Managed Equity Fund, Goldman Sachs Research
                         Select Fund, Goldman Sachs Growth Strategy Portfolio,
                         Goldman Sachs Aggressive Growth Strategy Portfolio,
                         Goldman Sachs Balanced Strategy Portfolio, Goldman
                         Sachs Growth and Income Strategy Portfolio, Goldman
                         Sachs Conservative Strategy Portfolio.

Class B Shares           Goldman Sachs Global Income Fund, Goldman Sachs
                         Government Income Fund, Goldman Sachs Municipal Income
                         Fund, Goldman Sachs High Yield Fund, Goldman Sachs
                         Short Duration Government Fund, Goldman Sachs Short
                         Duration Tax-Free Fund, Goldman Sachs Core Fixed Income
                         Fund, Goldman Sachs High Yield Municipal Fund, Goldman
                         Sachs Enhanced Cash Fund, Goldman Sachs Balanced Fund,
                         Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE
                         Small Cap Equity Fund, Goldman Sachs CORE International
                         Equity Fund, Goldman Sachs CORE Large Cap Growth Fund,
                         Goldman Sachs Growth and Income Fund, Goldman Sachs Mid
                         Cap Value Fund, Goldman Sachs Capital Growth Fund,
                         Goldman Sachs Small Cap Value Fund, Goldman Sachs
                         International Equity Fund, Goldman Sachs Emerging
                         Markets Equity Fund, Goldman Sachs Asia Growth Fund,
                         Goldman Sachs International Small Cap Fund, Goldman
                         Sachs Japanese Equity Fund, Goldman Sachs CORE Large
                         Cap Value Fund, Goldman Sachs Growth Opportunities
                         Fund, Goldman Sachs Strategic Growth Fund, Goldman
                         Sachs Internet Tollkeeper Fund, Goldman Sachs Large Cap
                         Value Fund, Goldman Sachs CORE Tax-Managed Equity Fund,
                         Goldman Sachs Research Select Fund, Institutional
                         Liquid Assets Prime Obligations Portfolio, Goldman
                         Sachs Real Estate Securities Fund, Goldman Sachs
                         European Equity Fund, Goldman Sachs Growth Strategy
                         Portfolio, Goldman Sachs Aggressive Growth Strategy
                         Portfolio, Goldman Sachs Balanced Strategy Portfolio,
                         Goldman Sachs Growth and Income Strategy Portfolio,
                         Goldman Sachs Conservative Strategy Portfolio.

Class C Shares           Goldman Sachs Global Income Fund, Goldman Sachs
                         Government Income Fund, Goldman Sachs Municipal Income
                         Fund, Goldman Sachs High Yield Fund, Goldman Sachs
                         Short Duration Government Fund, Goldman Sachs Short
                         Duration Tax-Free Fund, Goldman Sachs Core Fixed Income
                         Fund, Goldman Sachs High Yield Municipal Fund, Goldman
                         Sachs Enhanced Income Fund, Goldman Sachs Balanced
                         Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman
                         Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE
                         International Equity Fund, Goldman Sachs CORE Large Cap
                         Growth Fund, Goldman Sachs Growth and Income Fund,
                         Goldman Sachs Mid Cap Value Fund, Goldman Sachs Capital
                         Growth Fund, Goldman Sachs Small Cap Value Fund,
                         Goldman Sachs International Equity Fund, Goldman Sachs
                         Emerging Markets Equity Fund,
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                         Goldman Sachs Asia Growth Fund, Goldman Sachs
                         International Small Cap Fund, Goldman Sachs Japanese
                         Equity Fund, Institutional Liquid Assets Prime
                         Obligations Portfolio, Goldman Sachs Real Estate
                         Securities Fund, Goldman Sachs European Equity Fund,
                         Goldman Sachs CORE Large Cap Value Fund, Goldman Sachs
                         Strategic Growth Fund, Goldman Sachs Growth
                         Opportunities Fund, Goldman Sachs Internet Tollkeeper
                         Fund, Goldman Sachs Large Cap Value Fund, Goldman Sachs
                         CORE Tax-Managed Equity Fund, Goldman Sachs Research
                         Select Fund, Goldman Sachs Growth Strategy Portfolio,
                         Goldman Sachs Aggressive Growth Strategy Portfolio,
                         Goldman Sachs Balanced Strategy Portfolio, Goldman
                         Sachs Growth and Income Strategy Portfolio, Goldman
                         Sachs Conservative Strategy Portfolio.

Institutional Shares:    Goldman Sachs Adjustable Rate Government Fund, Goldman
                         Sachs Short Duration Government Fund, Goldman Sachs
                         Short Duration Tax-Free Fund, Goldman Sachs Government
                         Income Fund, Goldman Sachs Municipal Income Fund,
                         Goldman Sachs Core Fixed Income Fund, Goldman Sachs
                         High Yield Municipal Fund, Goldman Sachs Global Income
                         Fund, Goldman Sachs High Yield Fund, Goldman Sachs
                         Enhanced Income Fund, Goldman Sachs Balanced Fund,
                         Goldman Sachs Small Cap Value Fund, Goldman Sachs
                         Capital Growth Fund, Goldman Sachs CORE Large Cap
                         Growth Fund, Goldman Sachs CORE U.S. Equity Fund,
                         Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs
                         CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund,
                         Goldman Sachs International Equity Fund, Goldman Sachs
                         Emerging Markets Equity Fund, Goldman Sachs Asia Growth
                         Fund, Goldman Sachs International Small Cap Fund,
                         Goldman Sachs Japanese Equity Fund, Goldman Sachs Real
                         Estate Securities Fund, Goldman Sachs European Equity
                         Fund, Goldman Sachs CORE Large Cap Value Fund, Goldman
                         Sachs Growth Opportunities Fund, Goldman Sachs
                         Strategic Growth Fund, Goldman Sachs Internet
                         Tollkeeper Fund, Goldman Sachs Large Cap Value Fund,
                         Goldman Sachs CORE Tax-Managed Equity Fund, Goldman
                         Sachs Research Select Fund, Goldman Sachs-Financial
                         Square Prime Obligations Fund, Goldman Sachs-Financial
                         Square Government Fund, Goldman Sachs-Financial Square
                         Treasury Obligations Fund, Goldman Sachs-Financial
                         Square Money Market Fund, Goldman Sachs-Financial
                         Square Premium Money Market Fund, Goldman Sachs-
                         Financial Square Municipal Money Market Fund, Goldman
                         Sachs-Financial Square Tax-Free Money Market Fund,
                         Goldman Sachs-Financial Square Federal Fund, Goldman
                         Sachs-Financial Square Treasury Instruments Fund,
                         Institutional Liquid Assets-Prime Obligations
                         Portfolio, Institutional Liquid Assets-Government
                         Portfolio, Institutional Liquid Assets-Treasury
                         Obligations Portfolio, Institutional Liquid Assets-
                         Money Market Portfolio, Institutional Liquid Assets-
                         Federal Portfolio, Institutional Liquid Assets-Treasury
                         Instruments Portfolio, Institutional Liquid Assets-Tax-
                         Exempt Diversified Portfolio, Institutional Liquid
                         Assets-Tax-Exempt New York Portfolio, Institutional
                         Liquid Assets-Tax-Exempt California Portfolio, Goldman
                         Sachs Growth Strategy Portfolio, Goldman Sachs
                         Aggressive Growth Strategy Portfolio, Goldman Sachs
                         Balanced Strategy Portfolio, Goldman Sachs Growth and
                         Income Strategy Portfolio, Goldman Sachs Conservative
                         Strategy Portfolio.

Service Shares:          Goldman Sachs Adjustable Rate Government Fund, Goldman
                         Sachs Short Duration Government Fund, Goldman Sachs
                         Short Duration Tax-Free Fund, Goldman Sachs Government
                         Income Fund, Goldman Sachs Municipal Income Fund,
                         Goldman Sachs Core Fixed Income Fund, Goldman Sachs
                         High Yield Municipal Fund, Goldman Sachs Global Income
                         Fund, Goldman Sachs High Yield Fund, Goldman Sachs
                         Balanced Fund, Goldman Sachs Small Cap Value Fund,
                         Goldman Sachs Capital Growth Fund, Goldman Sachs CORE
                         U.S. Equity Fund, Goldman Sachs CORE Large Cap Growth
                         Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman
                         Sachs CORE International Equity Fund, Goldman Sachs
                         Growth and Income Fund, Goldman Sachs Mid Cap Value
                         Fund, Goldman Sachs International Equity Fund, Goldman
                         Sachs Emerging Markets Equity Fund, Goldman Sachs Asia
                         Growth Fund, Goldman Sachs International Small Cap
                         Fund, Goldman Sachs Japanese Equity Fund, Goldman Sachs
                         Real Estate Securities Fund, Goldman Sachs European
                         Equity Fund, Goldman Sachs CORE Large Cap Value Fund,
                         Goldman Sachs Strategic Growth Fund, Goldman Sachs
                         Growth Opportunities Fund,
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                         Goldman Sachs Internet Tollkeeper Fund, Goldman Sachs
                         Large Cap Value Fund, Goldman Sachs CORE Tax-Managed
                         Equity Fund, Goldman Sachs Research Select Fund,
                         Goldman Sachs-Financial Square Prime Obligations Fund,
                         Goldman Sachs-Financial Square Government Fund, Goldman
                         Sachs-Financial Square Treasury Obligations Fund,
                         Goldman Sachs-Financial Square Money Market Fund,
                         Goldman Sachs-Financial Square Tax-Free Money Market
                         Fund, Goldman Sachs-Financial Square Federal Fund,
                         Goldman Sachs-Financial Square Treasury Instruments
                         Fund, Institutional Liquid Assets-Prime Obligations
                         Portfolio, Institutional Liquid Assets-Government
                         Portfolio, Institutional Liquid Assets- Treasury
                         Obligations Portfolio, Institutional Liquid Assets-
                         Money Market Portfolio, Institutional Liquid Assets-
                         Federal Portfolio, Institutional Liquid Assets-Treasury
                         Instruments Portfolio, Institutional Liquid Assets-Tax-
                         Exempt Diversified Portfolio, Institutional Liquid
                         Assets-Tax-Exempt New York Portfolio, Institutional
                         Liquid Assets-Tax-Exempt California Portfolio, Goldman
                         Sachs Growth Strategy Portfolio, Goldman Sachs
                         Aggressive Growth Strategy Portfolio, Goldman Sachs
                         Balanced Strategy Portfolio, Goldman Sachs Growth and
                         Income Strategy Portfolio, Goldman Sachs Conservative
                         Strategy Portfolio.

Administration Shares:   Goldman Sachs-Financial Square Prime Obligations Fund,
                         Goldman Sachs-Financial Square Government Fund, Goldman
                         Sachs-Financial Square Treasury Obligations Fund,
                         Goldman Sachs-Financial Square Money Market Fund,
                         Goldman Sachs-Financial Square Tax-Free Money Market
                         Fund, Goldman Sachs-Financial Square Federal Fund,
                         Goldman Sachs-Financial Square Treasury Instruments
                         Fund, Institutional Liquid Assets-Prime Obligations
                         Portfolio, Institutional Liquid Assets-Government
                         Portfolio, Institutional Liquid Assets-Treasury
                         Obligations Portfolio, Institutional Liquid Assets-
                         Money Market Portfolio, Institutional Liquid Assets-
                         Federal Portfolio, Institutional Liquid Assets-Treasury
                         Instruments Portfolio, Institutional Liquid Assets-Tax-
                         Exempt Diversified Portfolio, Institutional Liquid
                         Assets-Tax- Exempt New York Portfolio and Institutional
                         Liquid Assets-Tax-Exempt California Portfolio, Goldman
                         Sachs Enhanced Income Fund.

Preferred
Administration Shares:   Goldman Sachs-Financial Square Prime Obligations Fund,
                         Goldman Sachs-Financial Square Government Fund, Goldman
                         Sachs-Financial Square Treasury Obligations Fund,
                         Goldman Sachs-Financial Square Money Market Fund,
                         Goldman Sachs-Financial Square Tax-Free Money Market
                         Fund, Goldman Sachs-Financial Square Federal Fund and
                         Goldman Sachs-Financial Square Treasury Instruments
                         Fund.

Cash Management
Shares: Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Federal Portfolio.

Select Shares:           Goldman Sachs-Financial Square Prime Obligations Fund,
                         Goldman Sachs-Financial Square Government Fund, Goldman
                         Sachs-Financial Square Treasury Obligations Fund,
                         Goldman Sachs-Financial Square Money Market Fund,
                         Goldman Sachs-Financial Square Tax-Free Money Market
                         Fund, Goldman Sachs-Financial Square Federal Fund and
                         Goldman Sachs-Financial Square Treasury Instruments
                         Fund.
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All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.

                                   /s/ Ashok N. Bakhru
                                   --------------------------------
                                   Ashok N. Bakhru,
                                   as Trustee and not individually

                                   /s/ David B. Ford
                                   --------------------------------
                                   David B. Ford,
                                   as Trustee and not individually

                                   /s/ Douglas Grip
                                   --------------------------------
                                   Douglas Grip,
                                   as Trustee and not individually

                                   /s/ John P. McNulty
                                   --------------------------------
                                   John P. McNulty,
                                   as Trustee and not individually,

                                   /s/ Mary P. McPherson
                                   --------------------------------
                                   Mary P. McPherson
                                   as Trustee and not individually,

                                   /s/ Alan A. Shuch
                                   --------------------------------
                                   Alan A. Shuch
                                   as Trustee and not individually,
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                                   /s/ William H. Springer
                                   --------------------------------
                                   William H. Springer
                                   as Trustee and not individually,

                                   /s/ Richard P. Strubel
                                   --------------------------------
                                   Richard P. Strubel
                                   as Trustee and not individually,